Exhibit 10.1

FIRST AMENDMENT TO REFINANCING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REFINANCING CREDIT AGREEMENT (this “Amendment”) is dated as of April 5, 2013 and is made by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation, as the borrower (the “Company”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Refinancing Credit Agreement, dated as of November 7,2011, by and among the Company, the guarantors now or hereafter party thereto (the “Guarantors” and together with the Company, the “Loan Parties”), the lenders now or hereafter party thereto (the “Lenders”) and the Administrative Agent (the “Credit Agreement”);

WHEREAS, the Company has requested the issuance of letters of credit under the Credit Agreement which shall be denominated in foreign currencies that are satisfactory to the Issuing Lenders; and

WHEREAS, to permit the foregoing request, the Company has requested that the Lenders agree to various amendments to the Credit Agreement as set forth herein, and the Lenders have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals: Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) New Definitions. The following new definitions are hereby inserted in Section 1.1 [Certain Definitions 1 of the Credit Agreement in alphabetical order:

“Alternate Currency shall mean with respect to any Letter of Credit, any non-Dollar currency satisfactory to the Issuing Lender that shall issue such Letter of Credit. Each Alternate Currency must be the lawful currency of the specified country.”

“Commodity Exchange Act shall mean the Commodity Exchange Act (7 U.S.C. § 1 et. seq.), as amended from time to time, and any successor statute.”

“Dollar Equivalent shall mean with respect to a Letter of Credit the amount in Dollars (i) which is to be paid in Dollars under the Letter of Credit, and (ii) which is equivalent to the amount to be paid in a currency other than Dollars under the Letter of Credit computed at the Administrative Agent’s then current selling rate of exchange, as reasonably determined by the Administrative Agent, for payment by teletransmission or otherwise to or at the place of payment when and in the currency in which payment is to be made under the Letter of Credit, plus any and all costs, premiums, and expenses arising from all currency conversions incurred by the Administrative Agent in connection therewith.”

“Excluded Swap Obligations shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.”

“Swap Obligation shall mean, with respect to any Guarantor, any obligation to payor perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”

(b) Amended and Restated Definitions. The following new definitions are hereby amended and restated in their entirety as follows:

“Letter of Credit Obligation shall mean, as of any date of determination, the Dollar Equivalent aggregate amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the Dollar Equivalent aggregate Reimbursement Obligations and Letter of Credit Borrowings on such date.”

“Stated Amount shall mean, with respect to any Letter of Credit at any date of determination, (a) the maximum aggregate Dollar Equivalent (with respect to letters of Credit not yet honored shall be calculated by the Administrative Agent on the basis of reasonable assumptions) amount available for drawing thereunder under any and all circumstances plus (b) the aggregate Dollar Equivalent amount of all unreimbursed payments and disbursements under such Letter of Credit.”

“Issuing Lender shall mean each of PNC and JPMorgan Chase Bank, N.A., each in their individual capacity as issuer of Letters of Credit hereunder, and any other Lender or Affiliate of a Lender that the Company, the Administrative Agent and such other Lender or Affiliate may agree may from time to time issue Letters of Credit hereunder.”

(c) Amendment to Definition of “Obligations”. The definition of “Obligations” set forth in Section 1.1 [Certain Definitions) of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

“Notwithstanding the foregoing provisions in this definition, Obligations shall not include Excluded Swap Obligations.”

(d) Amendments to Section 2.8.1 [Issuance of Letters of Credit]. Sections 2.8.1 of the Credit Agreement is hereby amended and restated as follows:

“2.8.1 Issuance of Letters of Credit. The Company may at any time prior to the Expiration Date request the issuance of a letter of credit or a bank guarantee (each a “Letter of Credit”) which may be denominated in Dollars or an Alternate Currency, on behalf of itself or another Loan Party, or the amendment or extension of an existing Letter of Credit, by delivering or having such other Loan Party deliver to an Issuing Lender (with a copy to the Administrative

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Agent) a completed application and agreement for letters of credit, or request for such amendment or extension, as applicable, in such form as the Issuing Lender may specify from time to time by no later than 10:00 a.m. at least three (3) Business Days (or five (5) Business Days in the case of a Letter of Credit to be denominated in an Alternate Currency), or such shorter period as may be agreed to by the Issuing Lender, in advance of the proposed date of issuance. Promptly after receipt of any letter of credit application, the Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, such Issuing Lender will provide Administrative Agent with a copy thereof. Unless an Issuing Lender has received notice from any Lender, Administrative Agent or any Loan Party, at least one day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Section 7 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.8, such Issuing Lender or any of such Issuing Lender’s Affiliates will issue a Letter of Credit or agree to such amendment or extension, provided that (a) each Letter of Credit shall in no event expire later than twenty (20) Business Days prior to the Expiration Date subject to the next sentence, and (b) subject to the restriction in clause (a), above, any Letter of Credit (other than a Letter of Credit which expires later than twenty (20) Business Days prior to the Expiration Date) may provide for the automatic renewal thereof for an additional one-year period (subject, however, to the following sentence in the event any such renewal would result in a Letter of Credit which expires later than twenty (20) Business Days prior to the Expiration Date); and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at anyone time, $125,000,000 (the “Letter o/Credit Sublimit”) or (ii) the Revolving Facility Usage exceed, at anyone time, the Revolving Credit Commitments. Subject to the agreement of the Issuing Bank, a Letter of Credit issued by it may expire later than twenty (20) Business Days prior to the Expiration Date; provided, however, that each such Letter of Credit shall be Cash Collateralized pursuant to Section 2.8.11 no later than that date which is twenty (20) Business Days prior to the Expiration Date. Each request by the Company for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Company that it shall be in compliance with the preceding sentence and with Section 7 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. All letters of credit which are identified on Schedule 2.8.1 hereto, which shall consist of all letters of credit outstanding on the Closing Date, shall be deemed to have been issued under this Agreement.”

(e) Amendments to Section 2.8.3 [Disbursements. Reimbursement]. Sections 2.8.3 of the Credit Agreement is hereby amended and restated as follows:

“2.8.3 Disbursements, Reimbursement. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from each Issuing Lender a participation in such Letter of Credit and each drawing thereunder in a Dollar Equivalent amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.8.3.1 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender of such Letter of Credit will promptly notify the Company and the Administrative Agent thereof. Provided that it shall have received such notice, the Company shall reimburse (each such obligation to reimburse each Issuing Lender shall sometimes be

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referred to as a “Reimbursement Obligation”) such Issuing Lender prior to 11:00 a.m. on each date that an amount is paid by such Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Administrative Agent for the account of such Issuing Lender an amount equal to the amount so paid by such Issuing Lender in the same currency as paid, unless otherwise required by the Administrative Agent or such Issuing Lender. In the event the Company fails to reimburse such Issuing Lender (through the Administrative Agent) for the full amount of any drawing under any Letter of Credit issued by it by 11:00 a.m. on the Drawing Date, the Administrative Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested that Revolving Credit Loans be made in a Dollar Equivalent amount of such Reimbursement Obligations by the Lenders under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent or any Issuing Lender pursuant to this Section 2.8.3.1 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

2.8.3.2 Each Lender shall upon any notice pursuant to Section 2.8.3.1 make available to the Administrative Agent for the account of such Issuing Lender an amount in Dollars in immediately available funds equal to its Ratable Share of the Dollar Equivalent amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.8.3 [Disbursement; Reimbursement]) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Company in that amount. If any Lender so notified fails to make available to the Administrative Agent for the account of such Issuing Lender the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m. on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent and such Issuing Lender will promptly give notice (as described in Section 2.8.3 .1 above) of the occurrence of the Drawing Date, but failure of the Administrative Agent or such Issuing Lender to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.8.3.2.

2.8.3.3 With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans in Dollars under the Base Rate Option to the Company in whole or in part as contemplated by Section 2.8.3.1, because of the Company’s failure to satisfy the conditions set forth in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements, or for any other reason, the Company shall be deemed to have incurred from such Issuing Lender a borrowing in Dollars (each a “Letter of Credit Borrowing”) in the Dollar Equivalent amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent for the account of such Issuing Lender pursuant to Section 2.8.3 [Disbursements, Reimbursement] shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing (each a “Participation Advance”) from such Lender in satisfaction of its participation obligation under this Section 2.8.3.”

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(f) Amendment to Section 2.9.2.2 [Outstanding Letters of Credit: Repayment of Outstanding Loans: Borrowing of New Loans]. Section 2.9.2.2 of the Credit Agreement is hereby amended and restated as follows:

“2.9.2.2 Outstanding Letters of Credit; Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, each Increasing Lender and each New Lender (i) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Dollar Equivalent amount of its Ratable Share of such Letter of Credit and the participation of each other Lender in such Letter of Credit shall be adjusted accordingly and (ii) will acquire, (and will pay to the Administrative Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Dollar Equivalent amount of its Ratable Share of all outstanding Participation Advances.”

(g) Amendment to Section 5.13.1.3 [Certain Fees]. Clause (B) of Section 5.13.1.3 is hereby amended and restated in its entirety as follows:

“(B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the Stated Amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.14 [Cash Collateral].”

(h) Amendment to Exhibit 1.1(G)(2) and Guaranty Agreement. Section 1 [Guarantied Obligations] of Exhibit 1.1(G)(2) [Continuing Agreement of Guaranty and Suretyship] and Section 1 [Guarantied Obligations] of that certain Guaranty Agreement dated as of November 7, 2011 by and among the Guarantors are each hereby amended to include the following sentence at the end of each such Section 1:

“Notwithstanding anything to the contrary herein, the term “Obligation” or” Obligations”, as used herein, shall not include Excluded Swap Obligations.”

3. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:

(a) The Loan Parties, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment, which basis shall be satisfactory in form and substance to Administrative Agent, in its sole discretion.

(b) The Loan Parties shall pay the costs and expenses of the Administrative Agent, including without limitation, reasonable fees of the Administrative Agent’s counsel in connection with this Amendment.

(c) Within sixty (60) days after the date of this Amendment, the Secretary or an Assistant Secretary of each of the Loan Parties shall have delivered to the Administrative Agent a certificate, signed by such Secretary or Assistant Secretary and certifying as appropriate as to: (a) all action taken by each Loan Party in connection with this Amendment; (b) the names of the Senior Officers authorized to sign this Amendment and their true signatures; and (c) copies of its organizational documents as in effect on such date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized; provided. however, that the Secretary or Assistant Secretary of each Loan Party may, in lieu of delivering copies of the foregoing incumbency certificate, organizational documents and good standing certificates, certify that the incumbency certificate, organizational documents and good standing certificates previously delivered by such Loan Party to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded since previously delivered to the Administrative Agent.

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(d) All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to Administrative Agent; and Administrative Agent shall have received from the Loan Parties and Required Lenders all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

4. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Amendment, (ii) the representations and warranties of the Loan Parties in the Credit Agreement and other Loan Documents are true and correct, and (iii) no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents.

(b) Full Force and Effect; Ratification. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby. All parties now, and after giving effect to this Amendment, hereby reconfirm and ratify the Credit Agreement, the Loan Documents and all outstanding Letters of Credit issued in connection with the Credit Agreement.

(c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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[Signature Page to First Amendment to Refinancing Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

COMPANY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation

By:	/s/ Alvaro Garcia-Tunon	(SEAL)
Name:	Alvaro Garcia-Tunon
Title:	Chief Financial Officer

GUARANTORS

MOTIVEPOWER, INC.; RAILROAD FRICTION
PRODUCTS CORPORATION; RICON CORP.;
SCHAEFER EQUlPMENT, INC.; WABTEC
DISTRIBUTION COMPANY; WABTEC
INVESTMENTS LIMITED, LLC; YOUNG
TOUCHSTONE COMPANY; STANDARD CAR
TRUCK COMPANY; DUROX COMPANY; G&B
SPECIAL TIES, INC.; GBI USA HOLDINGS, INC.;
SCT TECHNOLOGY, LLC; SANCAST, INC.;
STANDARD CAR TRUCK - ASIA, INC.; WABTEC
FINANCE, LLC; XORAIL, LLC; XORAIL, INC.;
BARBER TIAN RAILWAY SUPPLY, LLC;
WABTEC INTERNATIONAL, INC.

By:	/s/ Keith P. Hildum	(SEAL)
Name:	Keith P. Hildum
Title:	Treasurer of each Guarantor listed above

RFPC HOLDING CORP.; WABTEC HOLDING CORP.

By:	/s/ Alvaro Garcia-Tunon	(SEAL)
Name:	Alvaro Garcia-Tunon
Title:	President of each Guarantor listed above

[Signature Page to First Amendment to Refinancing Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Philip R. Medsger
Name:	Philip R. Medsger
Title:	Senior Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Robert Fratta
Name:	Robert Fratta
Title:	Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert M. Searson
Name:	Robert M. Searson
Title:	Senior Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Maria Iarriccio
Name:	Maria Iarriccio
Title:	Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ Kim Snyder
Name:	Kim Snyder
Title:	Director

[Signature Page to First Amendment to Refinancing Credit Agreement]

FIRST COMMONWEALTH BANK

By:	/s/ C. Forrest Tefft
Name:	C. Forrest Tefft
Title:	Executive Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

TD BANK N.A.

By:	/s/ Todd Antico
Name:	Todd Antico
Title:	Senior Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Chad A. Lowe
Name:	Chad A. Lowe
Title:	Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Tricia L. Balser
Name:	Tricia L. Balser
Title:	Managing Director

[Signature Page to First Amendment to Refinancing Credit Agreement]

FIFTH THIRD BANK

By:	/s/ Victor Notaro
Name:	Victor Notaro
Title:	Senior Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY,

By:	/s/ Paul Rishar
Name:	Paul Rishar
Title:	Vice President

[Signature Page to First Amendment to Refinancing Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,

By:	/s/ James Travagline
Name:	James Travagline
Title:	Director

[Signature Page to First Amendment to Refinancing Credit Agreement]

HSBC BANK USA, N.A.

By:	/s/ Christopher S. Hewell
Name:	Christopher S. Hewell
Title:	Sr. Relationship Mgr.